UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2014

CAM Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33907	57-1021913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Shengli Avenue North, Jixing Building, Shijiazhuang Hebei Province, P.R. China	050041
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 311-86964264

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

(1)

Item. 4.01 Changes in Registrant’s Certifying Accountant.

On January 23, 2014, CAM Group, Inc. dismissed Anderson Bradshaw PLLC as its independent registered public accounting firm and engaged Dominic K.F. Chan & Co. as our independent registered public accounting firm. Anderson Bradshaw PLLC had served as our independent auditor since April 12, 2012 and audited our consolidated financial statements for the year ended December 31, 2012. The dismissal of Anderson Bradshaw PLLC was approved by our Board of Directors. Anderson Bradshaw PLLC did not resign or decline to stand for re-election.

The report of Anderson Bradshaw PLLC dated April 15, 2013 on consolidated balance sheet as of December 31, 2012, and the related consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the year then ended did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Anderson Bradshaw PLLC we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Anderson Bradshaw PLLC would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Dominic K.F. Chan & Co. (1) neither we nor anyone on our behalf consulted Dominic K.F. Chan & Co. regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Dominic K.F. Chan & Co. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Anderson Bradshaw PLLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Anderson Bradshaw PLLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter dated January 23, 2014 from Anderson Bradshaw PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM Group, Inc.

Date: January 23, 2014	By: /s/ Kit Ka
Kit Ka, Chief Executive Officer